EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND

18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of The Guitammer Company’s (the "Company") Annual Report on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Luden, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2016	By:	/s/ Mark A. Luden
Mark A. Luden
President and Chief Executive Officer
(principal executive officer)